UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING DECEMBER 31, 2011



[LOGO OF USAA]
    USAA(R)

                                     [GRAPHIC OF USAA GLOBAL OPPORTUNITIES FUND]

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    ANNUAL REPORT
    USAA GLOBAL OPPORTUNITIES FUND
    DECEMBER 31, 2011

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PRESIDENT'S MESSAGE

"AT USAA INVESTMENT MANAGEMENT COMPANY, WE
BELIEVE THAT INVESTORS WILL CONTINUE TO
FIND VALUE AMONG LARGE-CAP, DIVIDEND-PAYING        [PHOTO OF DANIEL S. McNAMARA]
COMPANIES, WHICH HAVE STRONG BALANCE SHEETS
AND ARE GENERALLY LEADERS IN THEIR INDUSTRY."

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FEBRUARY 2012

Although investors began 2011 with optimism, they ended the year weighed down by worries, mainly about the European sovereign debt crisis. During the early part of the reporting period, confidence was running high as the financial markets celebrated what appeared to be a strong recovery in the U.S. economy.

However, during the first quarter, U.S. economic growth slowed. Job growth was sluggish, and the housing market remained fragile. The summer brought political gridlock in Washington over whether to raise the nation's debt ceiling. In the wake of that rancorous debate, Standard & Poor's Ratings downgraded U.S. Government debt from AAA to AA+, citing lawmakers' unwillingness to deal with the federal deficit. In November, the Congressional super-committee -- established with much fanfare during the summer -- failed to come to an agreement how to cut costs.

During much of the reporting period, investors proved surprisingly resilient. They seemed to shrug off the political upheaval in the Middle East, including a surge in oil prices that raised questions about the sustainability of global economic growth. In March, the earthquake and tsunami in Japan took an appalling toll on that nation's infrastructure, including emergencies at some nuclear power plants, and led to supply disruptions that slowed worldwide economic growth during the second quarter. Yet, the impact on the financial markets was relatively modest.

Ultimately, it was the European Union's (EU) long-running sovereign debt crisis that wore down investor confidence. Despite many promises, EU policymakers have failed to follow through on numerous agreements to fix the EU's financial problems. Some weaker peripheral countries, such

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

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as Greece, continue to struggle with persistent budget deficits and large debt burdens. As the year progressed, these problems began to spread to the region's larger economies, such as Italy. The crisis has also created serious problems for Europe's banks, which hold a considerable amount of sovereign debt.

In this environment, investors appeared to prefer the perceived safety of U.S. Government debt and dividend-paying stocks. At USAA Investment Management Company, we believe that investors will continue to find value among large-cap, dividend-paying companies, which have strong balance sheets and are generally leaders in their industry. Despite tough economic conditions, corporate earnings have been better than expected.

During the one-year reporting period, U.S. Treasuries outperformed just about every other asset class. For example, 10-year Treasuries achieved a total return of more than 15% during 2011, mostly from price appreciation. Although we expected Treasuries and high-quality municipal bonds to perform well, they did even better than we expected. Yields, which move inversely to prices, declined.

In the months ahead, I believe the U.S. economy will continue growing slowly. Though unemployment is still high, it has been trending downward. Nevertheless, at USAA Investment Management Company, we will remain watchful of the risks and opportunities that may lie ahead. We sincerely appreciate your confidence in us. On behalf of everyone here, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company*

*Effective January 1, 2012, the USAA Asset Management Company began advising each series of USAA Mutual Funds Trust, replacing USAA Investment Management Company.

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Past performance is no guarantee of future results. o As interest rates rise, existing bond prices fall.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

SHAREHOLDER VOTING RESULTS                                                   10

FINANCIAL INFORMATION

    Distribution to Shareholders                                             11

    Report of Independent Registered Public Accounting Firm                  12

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        39

    Financial Statements                                                     42

    Notes to Financial Statements                                            45

EXPENSE EXAMPLE                                                              63

TRUSTEES' AND OFFICERS' INFORMATION                                          65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2012, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA GLOBAL OPPORTUNITIES FUND (THE FUND) IS AN ASSET ALLOCATION FUND WITH AN INVESTMENT OBJECTIVE TO SEEK AN AVERAGE ANNUAL RETURN THAT IS GREATER THAN THE 1-YEAR U.S. TREASURY BOND, BEFORE FEES AND EXPENSES, OVER A FULL MARKET CYCLE WHILE SEEKING TO LIMIT THE FUND'S EXPOSURE TO LARGE NEGATIVE RETURNS.

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TYPES OF INVESTMENTS

The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. It may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, global real estate securities, and fixed-income securities.*

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

* The Fund is not offered for sale directly to the general public and is available currently for investment through a USAA managed account program, or other persons or legal entities that the Fund may approve from time to time. AN INVESTOR WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THE UNDERLYING FUNDS IN ADDITION TO DIRECT FEES AND EXPENSES CHARGED BY THE PORTFOLIO AS APPLICABLE.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company*    Credit Suisse Securities (USA) LLC (CSSU)
 U.S. and International Stocks          Volaris Volatility Management Group*
 Exchange-Traded Funds (ETFs)           Option-based Risk Management Strategy
 Option-Based Risk Management Strategy  YIRONG LI, CFA
 JOHN P. TOOHEY, CFA                    DEFINA MALUKI, CFA
 WASIF A. LATIF                        Credit Suisse Asset Management, LLC**
 Bonds and Money Market Instruments     U.S. Stocks
 R. MATTHEW FREUND, CFA                 MIKA TOIKKA
 ARNOLD J. ESPE, CFA
 JULIANNE BASS, CFA                    Quantitative Management Associates LLC
 Global Real Estate Securities          International Stocks
  and ETFs                              MARGARET S. STUMPP, Ph.D.
 MARK W. JOHNSON, CFA                   JACOB POZARNY, Ph.D.***
 DAN DENBOW, CFA                        JOHN VAN BELLE, Ph.D.
                                       QS Investors, LLC
                                        U.S. Stocks
                                        ROBERT WANG
                                        RUSSELL SHTERN, CFA

  *Effective January 31, 2011, Credit Suisse Securities (USA) LLC (CSSU) Volaris
   Volatility Management Group no longer is a co-manager of the Fund and was replaced by USAA Investment Management Company.
 **Effective April 29, 2011, Credit Suisse Asset Management, LLC no longer is a co-manager of the Fund.
***Effective December 31, 2010, Jacob Pozarny replaced Ted Lockwood as co-manager of the Fund.

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o  HOW DID THE USAA GLOBAL OPPORTUNITIES FUND (THE FUND) PERFORM DURING 2011?

   During the 12-month period ended December 31, 2011, the Fund had a total return of -3.40%. This compares to returns of 2.11% for the

   Past performance is no guarantee of future results.

   Refer to page 8 for benchmark definitions.

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2  | USAA GLOBAL OPPORTUNITIES FUND

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   S&P 500(R) Index (the Index) and 7.84% for the Barclays Capital U.S.
   Aggregate Bond Index. The Fund outpaced the -5.75% average return of the funds in its peer group category, the Lipper Global Flexible Portfolio Funds.

   The Fund's objective is to provide exposure to the long-term upside of the global stock markets and at the same time attempt to smooth volatility and manage the risk of serious losses. The Fund was indeed less volatile than the S&P 500 Index during 2011 thanks to the success of our hedging strategy, but it underperformed versus the Index due to its positions in international equities.

o  PLEASE DESCRIBE THE MARKET ENVIRONMENT DURING 2011.

   The 2.11% gain of the Index was impressive given the extreme turmoil that affected the global financial markets during the year. The first five months of 2011 were fairly calm compared to what followed, as stock prices remained supported by steady economic growth, strong corporate earnings, and the accommodative policies of the U.S. Federal Reserve (the Fed) during this time. By mid-year, however, the effects of the Fed's quantitative easing policy wore off and investors began to fear that the United States was headed for another recession. Even more important, the European debt crisis moved back onto the front pages. Concerns about a possible sovereign debt default in Europe -- along with the unquantifiable impact such an event would have on the global banking system -- led to a flight out of equities and into perceived "safe haven" such as U.S. Treasuries. Stocks touched their low for the year in early October during the height of the fear about Europe, but then proceeded to embark on an uneven fourth quarter rally. This rebound fueled by better-than-expected U.S. economic data and signs that European policymakers were moving closer to a solution for the crisis.

   The international equity markets lagged their U.S. counterparts because of two important concerns: the ongoing problems in Europe and the continued evidence of slowing economic growth in

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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   the emerging markets. Developed market equities returned -12.14% in 2011 (as measured by the developed-market MSCI EAFE Index), while the emerging markets plunged -18.42% (as measured by the MSCI Emerging Markets Index).

o  WHAT WERE THE KEY DRIVERS OF THE FUND'S PERFORMANCE?

   Stock selection was a positive factor in performance in 2011. The Fund's underlying U.S. equity manager, QS Investors, and its international equity manager, QMA, did well in their respective markets. However, asset allocation was a net negative for performance. While the Fund experienced the strongest performance in its domestic equity allocation, this was offset by the negative performance of its allocations to developed- and emerging market international equities.

   The Fund also incorporates an equity hedging strategy designed to manage the risk of serious losses in the stock market. This portion of the Fund worked as intended by helping to dampen the volatility that occurred at various points throughout the reporting period. As a result, the Fund provided a smoother ride for investors compared to an unhedged strategy.

o  HOW IS THE FUND POSITIONED?

   Despite the volatility in the global markets, our overall thesis and positioning remains largely unchanged. We favor U.S. large-cap stocks with "fortress"-like balance sheets and the ability to perform well in a slower-growth environment. These companies also tend to have dividend yields that are very attractive. We remain cautious regarding the outlook for international equities due to the intractable

   Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Asset allocation does not protect against a loss or guarantee that an investor's goal will be met. o Options are considered speculative investment strategies.

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4  | USAA GLOBAL OPPORTUNITIES FUND

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   sovereign debt problems in Europe, but we hold a more favorable long-term view on the emerging markets, which have better economic growth and less debt than their developed-market counterparts. In addition, the emerging markets' relative underperformance during the past year has created more attractive valuations in select regions, particularly Latin America and Asia.

   During the course of the year, we also added a small allocation to fixed-income assets, with an emphasis on higher-yielding securities within investment-grade corporate bonds and commercial mortgage-backed securities. We believe this will enable the Fund to take advantage of the attractive yield opportunities that exist in the domestic bond market.

o  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AS WE MOVE INTO 2012?

   Although global growth remains sluggish overall, recent U.S. economic numbers have consistently come in above consensus expectations. Recent data points to modest strength in U.S. manufacturing relative to the rest of the world, improved consumer confidence, rising auto sales, a modest recovery in employment, and pockets of positive data points in the housing market.

   Despite these favorable developments, the U.S. and eurozone economies are currently in a fragile state of low growth. We expect Europe to slip into a recession in 2012, as the concern about the potential for sovereign defaults has created a significant amount of uncertainty and suppressed business confidence in the region. In addition, the European banking system is more highly leveraged

   o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

   As interest rates rise, existing bond prices fall.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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   than the U.S. banking system, and it holds significant amounts of the sovereign debt of economically weak and highly-indebted eurozone countries. However, growth in China and other emerging markets remains relatively high -- an ongoing positive for the world economy. We expect global deleveraging will persist in 2012 and beyond, ultimately leading to truncated business cycles, lower expected growth, and heightened economic and market volatility.

o  DO YOU HAVE ANY CLOSING THOUGHTS?

   We hold a cautious outlook regarding financial market performance in the year ahead. Global economic growth is sluggish, and the odds are high that adverse developments in Europe will continue to roil market performance periodically. Still, volatility can create opportunities for long-term investors to capitalize on the values that emerge during times of elevated fear. We believe our steady approach and emphasis on diversification will hold our clients in good stead in the current environment.

   Thank you for your investment in the Fund.

   There are additional risks associated with the Fund including alternative and foreign risks.

   Alternative investments carry specific investor qualifications which can include high income and net worth requirements as well as relatively high investment minimums. They are complex investment vehicles, generally carry high costs, substantial risks, and may be highly volatile. There is often limited (or even non-existent) liquidity and a lack of transparency regarding the underlying assets. They are not suitable for all investors. Please carefully review the offering documents for complete information regarding terms, including all applicable fees, as well as other factors you should consider before investing.

   Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

   Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income.

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6  | USAA GLOBAL OPPORTUNITIES FUND

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INVESTMENT OVERVIEW

USAA GLOBAL OPPORTUNITIES FUND (Ticker Symbol: UGOFX)


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                                          12/31/11                 12/31/10
--------------------------------------------------------------------------------

Net Assets                             $441.6 Million           $475.1 Million
Net Asset Value Per Share                   $9.57                   $10.09


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/11
--------------------------------------------------------------------------------
  1 Year                                               Since Inception 7/31/08

  -3.40%                                                        0.57%


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                          EXPENSE RATIO AS OF 12/31/10*
--------------------------------------------------------------------------------

                                      0.98%
               (Includes acquired fund fees and expenses of 0.18%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED MAY 1, 2011, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS. THE EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              BARCLAYS CAPITAL                  USAA GLOBAL
               U.S. AGGREGATE      S&P 500     OPPORTUNITIES     MSCI ALL-COUNTRY
                 BOND INDEX         INDEX           FUND           WORLD INDEX
 7/31/2008       $10,000.00      $10,000.00     $10,000.00         $10,000.00
 8/31/2008        10,094.91       10,144.65      10,100.00           9,784.46
 9/30/2008         9,959.32        9,240.68       9,260.00           8,561.59
10/31/2008         9,724.23        7,688.73       8,820.00           6,865.11
11/30/2008        10,040.76        7,137.03       8,450.00           6,414.09
12/31/2008        10,415.37        7,212.97       8,671.84           6,646.55
 1/31/2009        10,323.47        6,605.01       8,097.08           6,078.68
 2/28/2009        10,284.50        5,901.73       7,542.48           5,483.51
 3/31/2009        10,427.47        6,418.69       7,865.16           5,935.18
 4/30/2009        10,477.33        7,033.02       8,389.50           6,635.81
 5/31/2009        10,553.32        7,426.40       8,853.34           7,296.99
 6/30/2009        10,613.35        7,441.13       8,934.01           7,256.08
 7/31/2009        10,784.54        8,003.95       9,407.94           7,894.81
 8/31/2009        10,896.20        8,292.93       9,599.52           8,177.17
 9/30/2009        11,010.66        8,602.38       9,932.28           8,552.32
10/31/2009        11,065.03        8,442.58       9,821.36           8,420.15
11/30/2009        11,208.28        8,948.99      10,133.95           8,766.46
12/31/2009        11,033.08        9,121.85      10,310.56           8,948.00
 1/31/2010        11,201.62        8,793.70      10,020.12           8,561.29
 2/28/2010        11,243.45        9,066.10      10,175.71           8,670.35
 3/31/2010        11,229.63        9,613.20      10,528.38           9,228.14
 4/30/2010        11,346.52        9,764.97      10,600.99           9,243.67
 5/31/2010        11,442.00        8,985.23      10,123.85           8,359.22
 6/30/2010        11,621.43        8,514.87       9,729.68           8,109.54
 7/31/2010        11,745.42        9,111.44      10,082.35           8,769.40
 8/31/2010        11,896.55        8,700.12       9,688.19           8,462.84
 9/30/2010        11,909.23        9,476.55      10,227.57           9,272.44
10/31/2010        11,951.63        9,837.13      10,331.30           9,607.56
11/30/2010        11,882.94        9,838.39      10,227.57           9,393.79
12/31/2010        11,754.80       10,495.91      10,555.03          10,081.68
 1/31/2011        11,768.48       10,744.67      10,607.33          10,239.89
 2/28/2011        11,797.92       11,112.78      10,806.09          10,538.07
 3/31/2011        11,804.44       11,117.20      10,858.39          10,527.55
 4/30/2011        11,954.28       11,446.44      11,067.61          10,958.25
 5/31/2011        12,110.29       11,316.87      11,004.85          10,722.70
 6/30/2011        12,074.83       11,128.23      10,921.16          10,553.74
 7/31/2011        12,266.44       10,901.94      10,858.40          10,381.92
 8/31/2011        12,445.65       10,309.72      10,178.44           9,623.53
 9/30/2011        12,536.18        9,584.96       9,676.32           8,714.95
10/31/2011        12,549.65       10,632.53      10,251.67           9,648.69
11/30/2011        12,538.76       10,609.03      10,324.89           9,359.86
12/31/2011        12,676.57       10,717.55      10,196.48           9,340.95

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Opportunities Fund to the following benchmarks:

o The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. It once was known as the Lehman Brothers U.S. Aggregate Bond Index.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The MCS All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA GLOBAL OPPORTUNITIES FUND

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                             TOP 10 EQUITY HOLDINGS
                                 AS OF 12/31/11
                                (% of Net Assets)

Vanguard MSCI Emerging Markets ETF* .....................................  19.3%
iShares MSCI EAFE Index Fund* ...........................................  12.4%
iShares MSCI Germany Index Fund* ........................................   5.5%
SPDR S&P 500 ETF Trust* .................................................   2.3%
Vanguard Energy ETF* ....................................................   2.2%
Exxon Mobil Corp. .......................................................   1.2%
Apple, Inc. .............................................................   1.2%
Vanguard Information Technology ETF* ....................................   1.1%
Chevron Corp. ...........................................................   0.9%
International Business Machines Corp. ...................................   0.9%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the Fund may invest in an amount that exceeds the Fund's limitations as set forth in the Investment Company Act of 1940 that would otherwise be applicable.

  You will find a complete list of securities that the Fund owns on pages
  13-38.

                                ASSET ALLOCATION
                                 AS OF 12/31/11
                                (% of Net Assets)

Common Stocks ...........................................................  47.2%
Exchange-Traded Funds* ..................................................  45.5%
Corporate Obligations ...................................................   2.3%
Commercial Mortgage-Backed Securities ...................................   2.2%
Money Market Instruments ................................................   1.9%
Options Purchased .......................................................   1.0%
Eurodollar and Yankee Obligations .......................................   0.2%
Preferred Securities ....................................................   0.1%

* Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors. The Fund participates in exemptive orders held by certain ETFs that allow the Fund to invest in these ETFs above the level permitted under the investment Act of 1940.

  Percentages are of the net assets of the Fund, and may not equal 100%.

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                                                        INVESTMENT OVERVIEW |  9

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SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On November 10, 2011, a meeting of shareholders was held to vote on a number of proposals relating to certain USAA mutual funds. However, all shareholders of record on September 16, 2011, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Robert L. Mason, Ph.D. and Michael F. Reimherr became effective January 1, 2012.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                  FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Thomas F. Eggers                     6,660,811,393                 63,843,596
Daniel S. McNamara                   6,665,041,690                 59,613,299
Robert L. Mason, Ph.D.               6,673,454,396                 51,200,593
Michael F. Reimherr                  6,655,017,938                 69,637,051
Paul L. McNamara                     6,652,482,258                 72,172,731
Barbara B. Ostdiek, Ph.D.            6,650,120,137                 74,534,852

================================================================================

10  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

48.13% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended December 31, 2011, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended December 31, 2011, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $171,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Global Opportunities Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the period indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Global Opportunities Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 17, 2012

================================================================================

12  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2011

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            EQUITY SECURITIES (91.4%)

            COMMON STOCKS (47.2%)

            CONSUMER DISCRETIONARY (5.9%)
            -----------------------------
            ADVERTISING (0.2%)
    1,980   Hakuhodo Dy Holdings, Inc.                                            $    114
   26,200   Interpublic Group of Companies, Inc.                                       255
    7,500   Omnicom Group, Inc.(a)                                                     334
                                                                                  --------
                                                                                       703
                                                                                  --------
            APPAREL RETAIL (0.3%)
    2,900   DSW, Inc. "A"                                                              128
   25,300   Foot Locker, Inc.(a)                                                       603
   32,400   Gap, Inc.                                                                  601
    1,446   Industria de Diseno Textil S.A.                                            119
                                                                                  --------
                                                                                     1,451
                                                                                  --------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.4%)
    3,997   Burberry Group plc                                                          74
      486   Christian Dior S.A.                                                         58
    5,800   Coach, Inc.                                                                354
    2,407   Compagnie Financiere Richemont S.A.                                        122
      588   LVMH Moet Hennessy - Louis Vuitton S.A.                                     83
    2,900   Polo Ralph Lauren Corp.(a)                                                 400
    3,200   PVH Corp.                                                                  226
      258   Swatch Group AG                                                             96
    1,275   Swatch Group Ltd.(a)                                                        85
    3,500   VF Corp.                                                                   444
                                                                                  --------
                                                                                     1,942
                                                                                  --------
            AUTO PARTS & EQUIPMENT (0.1%)
   12,421   GKN plc                                                                     35
    5,700   Lear Corp.                                                                 227
    1,100   Toyota Industries Corp.                                                     30
    8,200   TRW Automotive Holdings Corp.*                                             268
                                                                                  --------
                                                                                       560
                                                                                  --------
            AUTOMOBILE MANUFACTURERS (0.2%)
    1,118   Bayerische Motoren Werke AG(a)                                              75
    2,569   Daimler AG(a)                                                              113

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
   14,700   General Motors Co.*(a)                                                $    298
   12,000   Isuzu Motors Ltd.                                                           55
    6,800   Nissan Motor Co. Ltd.                                                       61
    1,100   Suzuki Motor Corp.                                                          23
    4,400   Toyota Motor Corp.(a)                                                      147
      116   Volkswagen AG(a)                                                            15
                                                                                  --------
                                                                                       787
                                                                                  --------
            BROADCASTING (0.3%)
   24,600   CBS Corp. "B"(a)                                                           668
   11,600   Discovery Communications, Inc. "A"*(a)                                     475
                                                                                  --------
                                                                                     1,143
                                                                                  --------
            CABLE & SATELLITE (0.1%)
    1,612   British Sky Broadcasting Group plc                                          18
   25,600   Comcast Corp. "A"(a)                                                       607
                                                                                  --------
                                                                                       625
                                                                                  --------
            CASINOS & GAMING (0.1%)
   27,000   Galaxy Entertainment Group Ltd.*                                            49
    5,300   Las Vegas Sands Corp.*(a)                                                  227
   40,000   Sands China Ltd.*                                                          113
   53,000   SJM Holdings Ltd.                                                           86
   33,200   Wynn Macau Ltd.                                                             83
                                                                                  --------
                                                                                       558
                                                                                  --------
            CATALOG RETAIL (0.1%)
   13,400   Liberty Media Corp. - Interactive "A"*                                     217
                                                                                  --------
            COMPUTER & ELECTRONICS RETAIL (0.3%)
   37,700   Best Buy Co., Inc.(a)                                                      881
    4,900   GameStop Corp. "A"*(a)                                                     118
   10,500   RadioShack Corp.                                                           102
      920   Yamada Denki Co. Ltd.(a)                                                    63
                                                                                  --------
                                                                                     1,164
                                                                                  --------
            CONSUMER ELECTRONICS (0.2%)
   18,100   Garmin Ltd.(a)                                                             721
                                                                                  --------
            DEPARTMENT STORES (0.2%)
    3,100   Dillard's, Inc. "A"(a)                                                     139
    2,400   Isetan Mitsukoshi Holdings Ltd.                                             25
   32,000   Lifestyle International Holdings, Ltd.                                      70
   14,400   Macy's, Inc.(a)                                                            463
    3,726   Next plc(a)                                                                158
      432   PPR(a)                                                                      62
    3,200   Sears Holdings Corp.*                                                      102

================================================================================

14  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
    6,000   Takashimaya Co. Ltd.                                                  $     44
                                                                                  --------
                                                                                     1,063
                                                                                  --------
            DISTRIBUTORS (0.0%)
    4,000   Jardine Cycle & Carriage Ltd.                                              148
                                                                                  --------
            EDUCATION SERVICES (0.0%)
    9,800   Career Education Corp.*                                                     78
                                                                                  --------
            GENERAL MERCHANDISE STORES (0.2%)
    2,900   Dollar Tree, Inc.*(a)                                                      241
    8,700   Target Corp.                                                               446
                                                                                  --------
                                                                                       687
                                                                                  --------
            HOME IMPROVEMENT RETAIL (0.3%)
   14,600   Home Depot, Inc.(a)                                                        614
   31,641   Kingfisher plc(a)                                                          123
   28,200   Lowe's Companies, Inc.                                                     716
                                                                                  --------
                                                                                     1,453
                                                                                  --------
            HOMEFURNISHING RETAIL (0.1%)
   14,000   Aaron's, Inc.(a)                                                           373
    3,500   Bed Bath & Beyond, Inc.*                                                   203
                                                                                  --------
                                                                                       576
                                                                                  --------
            HOTELS, RESORTS & CRUISE LINES (0.2%)
   12,400   Marriott Vacations World*                                                  213
    5,600   Starwood Hotels & Resorts Worldwide, Inc.                                  269
    7,100   Wyndham Worldwide Corp.(a)                                                 268
                                                                                  --------
                                                                                       750
                                                                                  --------
            HOUSEHOLD APPLIANCES (0.1%)
    6,900   Whirlpool Corp.                                                            327
                                                                                  --------
            INTERNET RETAIL (0.2%)
    2,000   Amazon.com, Inc.*(a)                                                       346
    2,850   Expedia, Inc.                                                               83
    1,000   Priceline.com, Inc.*(a)                                                    468
    2,850   Tripadvisor, Inc.                                                           72
                                                                                  --------
                                                                                       969
                                                                                  --------
            LEISURE PRODUCTS (0.0%)
    7,800   Namco Bandai Holdings, Inc.                                                111
      700   Sega Sammy Holdings, Inc.                                                   15
                                                                                  --------
                                                                                       126
                                                                                  --------
            MOVIES & ENTERTAINMENT (1.1%)
   74,000   AOL, Inc.*                                                               1,117
    1,900   Madison Square Garden, Inc. "A"*                                            54

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
   61,800   News Corp. "A"(a)                                                     $  1,103
   22,566   Time Warner, Inc.(a)                                                       816
   16,900   Viacom, Inc. "B"                                                           768
   22,700   Walt Disney Co.                                                            851
                                                                                  --------
                                                                                     4,709
                                                                                  --------
            PHOTOGRAPHIC PRODUCTS (0.0%)
    1,500   Nikon Corp.                                                                 33
                                                                                  --------
            PUBLISHING (0.2%)
   17,118   Fairfax Media Ltd.(a)                                                       13
    8,000   McGraw-Hill Companies, Inc.                                                360
    1,572   Reed Elsevier N.V.                                                          18
    1,200   Washington Post Co. "B"                                                    452
                                                                                  --------
                                                                                       843
                                                                                  --------
            RESTAURANTS (0.7%)
   14,700   McDonald's Corp.(a)                                                      1,475
   22,700   Starbucks Corp.(a)                                                       1,044
   10,000   Yum! Brands, Inc.                                                          590
                                                                                  --------
                                                                                     3,109
                                                                                  --------
            SPECIALTY STORES (0.2%)
    4,900   PetSmart, Inc.                                                             251
    3,200   Signet Jewelers Ltd.(a)                                                    141
    4,400   Ulta Salon, Cosmetics & Fragrance, Inc.*                                   286
                                                                                  --------
                                                                                       678
                                                                                  --------
            TIRES & RUBBER (0.1%)
    1,100   Bridgestone Corp.                                                           25
    1,603   Compagnie Generale des Establissements Michelin                             95
   15,900   Goodyear Tire & Rubber Co.*                                                225
   12,202   Pirelli & Co. S.p.A.                                                       103
                                                                                  --------
                                                                                       448
                                                                                  --------
            Total Consumer Discretionary                                            25,868
                                                                                  --------
            CONSUMER STAPLES (4.1%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.3%)
   14,100   Archer-Daniels-Midland Co.                                                 403
   14,500   Bunge Ltd.(a)                                                              830
  128,000   Golden Agri-Resources Ltd.                                                  71
      323   Suedzucker AG                                                               10
                                                                                  --------
                                                                                     1,314
                                                                                  --------
            BREWERS (0.1%)
    1,900   Asahi Breweries Ltd.                                                        42
    1,629   Heineken N.V.                                                               75

================================================================================

16  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
    4,937   InBev N.V.(a)                                                         $    302
    1,388   SABMiller plc                                                               49
                                                                                  --------
                                                                                       468
                                                                                  --------
            DISTILLERS & VINTNERS (0.1%)
   14,244   Diageo plc(a)                                                              311
                                                                                  --------
            DRUG RETAIL (0.2%)
   23,700   CVS Caremark Corp.(a)                                                      967
                                                                                  --------
            FOOD RETAIL (0.4%)
   21,569   J Sainsbury plc                                                            101
   12,655   Koninklijke Ahold N.V.(a)                                                  170
   34,900   Kroger Co.                                                                 845
    4,800   Seven & I Holdings Co. Ltd.                                                134
   16,697   Tesco plc(a)                                                               105
    2,600   Whole Foods Market, Inc.(a)                                                181
    3,468   Woolworths Ltd.                                                             89
                                                                                  --------
                                                                                     1,625
                                                                                  --------
            HOUSEHOLD PRODUCTS (0.6%)
    1,400   Colgate-Palmolive Co.(a)                                                   129
   34,500   Procter & Gamble Co.(a)                                                  2,302
    2,295   Reckitt Benckiser Group plc(a)                                             113
                                                                                  --------
                                                                                     2,544
                                                                                  --------
            HYPERMARKETS & SUPER CENTERS (0.3%)
   10,700   Aeon Co. Ltd.(a)                                                           147
    4,300   Costco Wholesale Corp.(a)                                                  358
    3,041   Distribuidora Internacional*                                                14
   13,100   Wal-Mart Stores, Inc.(a)                                                   783
      511   Wesfarmers Ltd.(a)                                                          15
                                                                                  --------
                                                                                     1,317
                                                                                  --------
            PACKAGED FOODS & MEAT (1.0%)
    2,247   Aryzta AG                                                                  108
    4,377   Associated British Foods plc                                                75
    9,300   Campbell Soup Co.                                                          309
   24,900   Dean Foods Co.*                                                            279
   14,400   Hormel Foods Corp.(a)                                                      422
   41,000   Kraft Foods, Inc. "A"(a)                                                 1,532
        3   Lindt & Spruengli AG                                                       100
    8,453   Nestle S.A.(a)                                                             486
   23,300   Smithfield Foods, Inc.*                                                    566
    1,554   Tate & Lyle plc                                                             17

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
   21,300   Tyson Foods, Inc. "A"                                                 $    440
    5,409   Unilever N.V.(a)                                                           186
    1,825   Unilever plc(a)                                                             61
                                                                                  --------
                                                                                     4,581
                                                                                  --------
            PERSONAL PRODUCTS (0.0%)
    3,700   Kao Corp.                                                                  101
                                                                                  --------
            SOFT DRINKS (0.1%)
    9,500   Coca Cola Enterprises, Inc.(a)                                             245
      858   Coca-Cola Amatil Ltd.                                                       10
    2,800   Coca-Cola Co.(a)                                                           196
                                                                                  --------
                                                                                       451
                                                                                  --------
            TOBACCO (1.0%)
    9,200   Altria Group, Inc.(a)                                                      273
    5,935   British America Tobacco plc(a)                                             282
    6,973   Imperial Tobacco Group plc                                                 264
        6   Japan Tobacco, Inc.                                                         28
   47,100   Philip Morris International, Inc.(a)                                     3,696
    2,247   Swedish Match AB                                                            80
                                                                                  --------
                                                                                     4,623
                                                                                  --------
            Total Consumer Staples                                                  18,302
                                                                                  --------
            ENERGY (5.5%)
            -------------
            COAL & CONSUMABLE FUELS (0.1%)
   12,400   Alpha Natural Resources, Inc.*                                             253
                                                                                  --------
            INTEGRATED OIL & GAS (3.8%)
    2,957   BG Group plc(a)                                                             63
   76,823   BP plc(a)                                                                  550
   38,800   Chevron Corp.(a)                                                         4,128
   40,200   ConocoPhillips(a)                                                        2,929
    8,867   ENI S.p.A.(a)                                                              184
   64,300   Exxon Mobil Corp.(a)                                                     5,450
    9,200   Hess Corp.                                                                 523
   12,900   Murphy Oil Corp.                                                           719
    9,700   Occidental Petroleum Corp.(a)                                              909
   13,532   Royal Dutch Shell plc "A"(a)                                               498
   11,969   Royal Dutch Shell plc "B"(a)                                               456
    4,835   Statoil ASA(a)                                                             124
   10,598   Total S.A.(a)                                                              542
                                                                                  --------
                                                                                    17,075
                                                                                  --------

================================================================================

18  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            OIL & GAS DRILLING (0.2%)
    8,200   Helmerich & Payne, Inc.                                               $    479
    1,145   Transocean Ltd.                                                             44
    3,200   Unit Corp.*                                                                148
                                                                                  --------
                                                                                       671
                                                                                  --------
            OIL & GAS EQUIPMENT & SERVICES (0.5%)
    3,500   Baker Hughes, Inc.                                                         170
   11,400   Halliburton Co.                                                            393
   12,500   National-Oilwell Varco, Inc.(a)                                            850
    3,364   SBM Offshore N.V.                                                           69
    6,100   Schlumberger Ltd.                                                          417
    3,900   Seacor Holdings, Inc.*(a)                                                  347
      426   Technip S.A.                                                                40
    3,222   Worley Parsons Ltd.                                                         85
                                                                                  --------
                                                                                     2,371
                                                                                  --------
            OIL & GAS EXPLORATION & PRODUCTION (0.8%)
    7,600   Apache Corp.                                                               688
   15,900   Denbury Resources, Inc.*                                                   240
    1,700   Devon Energy Corp.                                                         105
   61,700   Marathon Oil Corp.(a)                                                    1,806
    3,600   Noble Energy, Inc.(a)                                                      340
    8,078   Santos Ltd.                                                                101
    1,649   Woodside Petroleum Ltd.                                                     52
                                                                                  --------
                                                                                     3,332
                                                                                  --------
            OIL & GAS REFINING & MARKETING (0.1%)
    3,779   Caltex Australia(a)                                                         45
      500   Idemitsu Kosan Co. Ltd.                                                     52
    9,400   JX Holdings, Inc.                                                           57
   21,500   Valero Energy Corp.(a)                                                     453
                                                                                  --------
                                                                                       607
                                                                                  --------
            Total Energy                                                            24,309
                                                                                  --------
            FINANCIALS (7.3%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
   10,929   3i Group plc(a)                                                             31
    8,100   American Capital Ltd.*(a)                                                   54
   19,100   Ares Capital Corp.                                                         295
    7,600   Bank of New York Mellon Corp.                                              151
      600   BlackRock, Inc. "A"(a)                                                     107
   24,500   Janus Capital Group, Inc.                                                  155

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
    5,574   Ratos AB                                                              $     65
   22,300   State Street Corp.(a)                                                      899
                                                                                  --------
                                                                                     1,757
                                                                                  --------
            CONSUMER FINANCE (0.4%)
   13,200   American Express Co.                                                       623
   15,000   Capital One Financial Corp.(a)                                             634
   19,300   Discover Financial Services(a)                                             463
                                                                                  --------
                                                                                     1,720
                                                                                  --------
            DIVERSIFIED BANKS (1.1%)
   36,000   Aozora Bank Ltd.                                                            99
    9,080   Australia and New Zealand Banking Group Ltd.(a)                            191
   14,356   Banco Bilbao Vizcaya Argentaria S.A.(a)                                    124
   24,909   Banco Santander S.A.(a)                                                    189
   79,788   Barclays plc(a)                                                            218
    6,209   BNP Paribas S.A.(a)                                                        244
    3,830   Commonwealth Bank of Australia(a)                                          193
    2,000   DBS Group Holdings Ltd.                                                     18
    7,288   DnB NOR ASA(a)                                                              71
   43,984   HSBC Holdings plc(a)                                                       335
   88,200   Mitsubishi UFJ Financial Group, Inc.(a)                                    375
  158,400   Mizuho Trust & Banking Co., Ltd.(a)                                        214
    5,174   National Australia Bank Ltd.(a)                                            123
   15,596   Nordea Bank AB(a)                                                          121
   13,723   Skandinaviska Enskilda Banken "A"(a)                                        80
      590   Standard Chartered plc(a)                                                   13
   12,700   Sumitomo Mitsui Financial Group, Inc.(a)                                   354
    4,643   Swedbank AB "A"(a)                                                          60
   64,900   Wells Fargo & Co.(a)                                                     1,789
    6,156   Westpac Banking Corp.(a)                                                   126
                                                                                  --------
                                                                                     4,937
                                                                                  --------
            DIVERSIFIED CAPITAL MARKETS (0.1%)
    1,626   Credit Suisse Group*(a)                                                     38
    2,734   Deutsche Bank AG(a)                                                        104
   13,383   UBS AG*                                                                    160
                                                                                  --------
                                                                                       302
                                                                                  --------
            DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
    1,600   DAITO Trust Construction Co. Ltd.                                          138
   12,000   Daiwa House Industry Co. Ltd.                                              143
   11,500   Kerry Properties Ltd.                                                       38
    2,203   Lend Lease Group                                                            16

================================================================================

20  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
   32,000   Tokyu Land Corp.                                                      $    121
   36,000   UOL Group Ltd.(a)                                                          111
                                                                                  --------
                                                                                       567
                                                                                  --------
            INSURANCE BROKERS (0.0%)
    5,700   Brown & Brown, Inc.                                                        129
                                                                                  --------
            INVESTMENT BANKING & BROKERAGE (0.0%)
   26,500   E*Trade Financial Corp.*                                                   211
                                                                                  --------
            LIFE & HEALTH INSURANCE (0.4%)
   18,800   AFLAC, Inc.(a)                                                             813
    1,881   Delta Lloyd N.V.                                                            32
  148,904   Legal & General Group plc(a)                                               238
  115,776   Old Mutual plc                                                             244
      655   Swiss Life Holding*                                                         60
   10,800   Torchmark Corp.(a)                                                         468
                                                                                  --------
                                                                                     1,855
                                                                                  --------
            MULTI-LINE INSURANCE (0.4%)
    2,388   Allianz Holding AG(a)                                                      229
    3,200   American National Insurance Co.(a)                                         234
   33,431   Aviva plc(a)                                                               156
   13,779   AXA S.A.(a)                                                                179
      237   Baloise Holdings AG                                                         16
   14,000   Loews Corp.                                                                527
    1,251   Sampo OYJ "A"(a)                                                            31
      996   Zurich Financial Services AG*(a)                                           225
                                                                                  --------
                                                                                     1,597
                                                                                  --------
            MULTI-SECTOR HOLDINGS (0.0%)
    1,797   Exor S.p.A.                                                                 36
    3,282   Kinnevik Investment AB "B"                                                  64
                                                                                  --------
                                                                                       100
                                                                                  --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.7%)
  124,600   Bank of America Corp.(a)                                                   693
   24,310   Citigroup, Inc.(a)                                                         640
    9,746   ING Groep N.V.*(a)                                                          70
   42,200   JPMorgan Chase & Co.(a)                                                  1,403
    1,850   ORIX Corp.                                                                 153
                                                                                  --------
                                                                                     2,959
                                                                                  --------
            PROPERTY & CASUALTY INSURANCE (1.1%)
    7,600   ACE Ltd.(a)                                                                533
    6,300   Allied World Assurance Co.                                                 397
    7,600   Allstate Corp.                                                             208
   20,500   Berkshire Hathaway, Inc. "B"*(a)                                         1,564

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
    7,200   Chubb Corp.(a)                                                        $    498
    4,500   Erie Indemnity Co. "A"(a)                                                  352
    9,600   Fidelity National Financial, Inc. "A"(a)                                   153
    5,300   Hanover Insurance Group, Inc.                                              185
    9,300   Mercury General Corp.(a)                                                   424
   18,400   Progressive Corp.                                                          359
    9,153   Royal & Sun Alliance Insurance Group(a)                                     15
                                                                                  --------
                                                                                     4,688
                                                                                  --------
            REAL ESTATE DEVELOPMENT (0.0%)
    9,000   Cheung Kong Holdings Ltd.                                                  107
                                                                                  --------
            REAL ESTATE OPERATING COMPANIES (0.0%)
   26,754   Immofinanz AG*(a),(b)                                                       81
                                                                                  --------
            REAL ESTATE SERVICES (0.0%)
    9,000   CBRE Group, Inc.*                                                          137
                                                                                  --------
            REGIONAL BANKS (0.8%)
    6,500   Bank of Hawaii Corp.                                                       289
   39,600   BB&T Corp.(a)                                                              997
    8,559   Bendigo Bank Ltd.(a)                                                        70
    3,800   BOK Financial Corp.                                                        209
   11,000   Fifth Third Bancorp                                                        140
   82,000   KeyCorp(a)                                                                 630
   93,400   Regions Financial Corp.(a)                                                 402
   24,500   Resona Holdings, Inc.(a)                                                   108
   11,400   SunTrust Banks, Inc.                                                       202
   29,000   Zions Bancorp.(a)                                                          472
                                                                                  --------
                                                                                     3,519
                                                                                  --------
            REINSURANCE (0.2%)
    7,500   Arch Capital Group Ltd.*(a)                                                279
    1,414   Hannover Rueckversicherungs(a)                                              70
    2,200   PartnerRe Ltd.                                                             141
      941   Swiss Re Ltd.*                                                              48
   11,000   Validus Holdings Ltd.                                                      347
                                                                                  --------
                                                                                       885
                                                                                  --------
            REITs - DIVERSIFIED (0.1%)
   37,000   BGP Holdings plc, acquired 8/06/2009; cost: $0*(b),(c)                       -
   24,639   GPT Group                                                                   77
   65,499   Stockland Corp. Ltd.(a)                                                    214
                                                                                  --------
                                                                                       291
                                                                                  --------
            REITs - INDUSTRIAL (0.1%)
   10,100   ProLogis, Inc.                                                             289
                                                                                  --------

================================================================================

22  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            REITs - OFFICE (0.1%)
   22,100   CommonWealth REIT                                                     $    368
                                                                                  --------
            REITs - RESIDENTIAL (0.1%)
    5,100   Equity Residential Properties Trust                                        291
                                                                                  --------
            REITs - RETAIL (0.3%)
    1,000   Link REIT                                                                    4
   10,000   Simon Property Group, Inc.(a)                                            1,289
   10,931   Westfield Group                                                             87
                                                                                  --------
                                                                                     1,380
                                                                                  --------
            REITs - SPECIALIZED (0.6%)
    9,800   Public Storage(a)                                                        1,317
   26,950   Rayonier, Inc.(a)                                                        1,203
    5,600   Ventas, Inc.                                                               309
                                                                                  --------
                                                                                     2,829
                                                                                  --------
            SPECIALIZED FINANCE (0.2%)
      646   Deutsche Boerse AG*                                                         34
   15,500   Interactive Brokers Group, Inc. "A"                                        231
    4,900   IntercontinentalExchange, Inc.*(a)                                         591
    1,372   London Stock Exchange Group plc                                             17
                                                                                  --------
                                                                                       873
                                                                                  --------
            THRIFTS & MORTGAGE FINANCE (0.1%)
   33,200   Hudson City Bancorp, Inc.                                                  208
    9,600   People's United Financial, Inc.(a)                                         123
                                                                                  --------
                                                                                       331
                                                                                  --------
            Total Financials                                                        32,203
                                                                                  --------
            HEALTH CARE (6.3%)
            ------------------
            BIOTECHNOLOGY (0.6%)
    3,400   Alexion Pharmaceuticals, Inc.*(a)                                          243
   23,100   Amgen, Inc.(a)                                                           1,483
    3,800   Biogen Idec, Inc.*(a)                                                      418
    1,947   CSL Ltd.                                                                    64
   10,900   Myriad Genetics, Inc.*                                                     228
    3,600   United Therapeutics Corp.*                                                 170
                                                                                  --------
                                                                                     2,606
                                                                                  --------
            HEALTH CARE DISTRIBUTORS (0.3%)
    7,500   AmerisourceBergen Corp.                                                    279
   11,300   Cardinal Health, Inc.                                                      459
    6,500   McKesson Corp.(a)                                                          506
                                                                                  --------
                                                                                     1,244
                                                                                  --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT (0.4%)
   25,600   Medtronic, Inc.                                                       $    979
   15,100   Stryker Corp.                                                              751
                                                                                  --------
                                                                                     1,730
                                                                                  --------
            HEALTH CARE FACILITIES (0.0%)
    1,147   Ramsay Health Care                                                          23
                                                                                  --------
            HEALTH CARE SUPPLIES (0.0%)
    1,271   Coloplast A/S "B"                                                          183
                                                                                  --------
            HEALTH CARE TECHNOLOGY (0.1%)
    5,400   Cerner Corp.*(a)                                                           331
                                                                                  --------
            LIFE SCIENCES TOOLS & SERVICES (0.2%)
   10,700   Agilent Technologies, Inc.*                                                374
    6,200   Life Technologies Corp.*                                                   241
   17,800   PerkinElmer, Inc.                                                          356
                                                                                  --------
                                                                                       971
                                                                                  --------
            MANAGED HEALTH CARE (1.3%)
   27,600   Aetna, Inc.(a)                                                           1,164
    3,200   CIGNA Corp.(a)                                                             134
    8,800   Health Net, Inc.*                                                          268
   20,600   Humana, Inc.(a)                                                          1,805
   30,900   UnitedHealth Group, Inc.(a)                                              1,566
   13,300   WellPoint, Inc.(a)                                                         881
                                                                                  --------
                                                                                     5,818
                                                                                  --------
            PHARMACEUTICALS (3.4%)
   25,200   Abbott Laboratories(a)                                                   1,417
    8,421   AstraZeneca plc(a)                                                         389
    2,636   Bayer AG(a)                                                                169
   41,600   Bristol-Myers Squibb Co.(a)                                              1,466
   38,600   Eli Lilly and Co.(a)                                                     1,604
    5,000   Endo Pharmaceuticals Holdings, Inc.*                                       173
   20,061   GlaxoSmithKline plc(a)                                                     458
   43,300   Johnson & Johnson(a)                                                     2,840
   40,100   Merck & Co., Inc.(a)                                                     1,512
    8,896   Novartis AG(a)                                                             509
    2,204   Novo Nordisk A/S(a)                                                        253
    2,356   Orion Oyj "B"                                                               46
  139,300   Pfizer, Inc.(a)                                                          3,014
    2,573   Roche Holdings AG(a)                                                       436
    5,949   Sanofi-Aventis S.A.(a)                                                     437
      527   Shire Ltd.                                                                  18

================================================================================

24  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
      100   Taisho Pharmaceutical Holdings Co. Ltd.*                              $      8
    1,300   Takeda Pharmaceutical Co. Ltd.                                              57
    2,912   Teva Pharmaceutical Industries Ltd.(a)                                     117
                                                                                  --------
                                                                                    14,923
                                                                                  --------
            Total Health Care                                                       27,829
                                                                                  --------
            INDUSTRIALS (4.8%)
            ------------------
            AEROSPACE & DEFENSE (1.2%)
    5,200   Alliant Techsystems, Inc.                                                  297
   39,778   BAE Systems plc(a)                                                         176
   11,800   Boeing Co.(a)                                                              866
    3,225   European Aeronautic Defense and Space Co. N.V.                             101
   16,700   General Dynamics Corp.(a)                                                1,109
   19,400   Honeywell International, Inc.(a)                                         1,054
   16,500   Northrop Grumman Corp.(a)                                                  965
    9,106   Rolls Royce Holdings plc*                                                  106
    2,445   Safran S.A.(a)                                                              73
    4,800   United Technologies Corp.(a)                                               351
                                                                                  --------
                                                                                     5,098
                                                                                  --------
            AIR FREIGHT & LOGISTICS (0.1%)
    6,931   Deutsche Post AG                                                           107
    4,700   FedEx Corp.(a)                                                             392
                                                                                  --------
                                                                                       499
                                                                                  --------
            AIRLINES (0.1%)
   30,000   All Nippon Airways Co. Ltd.                                                 84
    4,122   Deutsche Lufthansa AG                                                       49
   49,700   Southwest Airlines Co.                                                     426
    5,900   United Continental Holdings, Inc.*                                         111
                                                                                  --------
                                                                                       670
                                                                                  --------
            BUILDING PRODUCTS (0.0%)
    6,000   Asahi Glass Co. Ltd.                                                        50
      144   Orchard Supply Hardware Stores Corp. "A"*(b)                                 1
                                                                                  --------
                                                                                        51
                                                                                  --------
            CONSTRUCTION & ENGINEERING (0.2%)
      658   ACS Actividades de Construccion y Servicios S.A.                            20
      328   Bouygues S.A.(a)                                                            10
    8,200   Chicago Bridge & Iron Co.                                                  310
    4,000   Chiyoda Corp.                                                               41
    7,000   KBR, Inc.                                                                  195
    3,248   Leighton Holdings Ltd.                                                      63
   10,600   URS Corp.*                                                                 372
                                                                                  --------
                                                                                     1,011
                                                                                  --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
   15,500   AGCO Corp.*(a)                                                        $    666
    9,900   Caterpillar, Inc.(a)                                                       897
    2,000   Hino Motors                                                                 12
      655   MAN SE                                                                      58
   18,500   Oshkosh Corp.*                                                             396
    4,853   Volvo AB "B"                                                                53
    1,700   Wabtec Corp.                                                               119
  156,000   Yangzijiang Shipbuilding Holdings Ltd.                                     109
                                                                                  --------
                                                                                     2,310
                                                                                  --------
            DIVERSIFIED SUPPORT SERVICES (0.0%)
    6,229   Babcock International Group plc                                             71
                                                                                  --------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
    7,400   Rockwell Automation, Inc.                                                  543
    6,800   Roper Industries, Inc.(a)                                                  591
    1,144   Schneider Electric S.A.(a)                                                  60
   41,000   Sunpower Corp.*                                                            255
    1,900   Thomas & Betts Corp.*                                                      104
                                                                                  --------
                                                                                     1,553
                                                                                  --------
            HEAVY ELECTRICAL EQUIPMENT (0.1%)
    4,216   ABB Ltd.*                                                                   79
   15,000   Mitsubishi Electric Corp.(a)                                               144
                                                                                  --------
                                                                                       223
                                                                                  --------
            HIGHWAYS & RAILTRACKS (0.0%)
    1,039   Abertis Infraestructuras SA                                                 17
   11,175   Transurban Group                                                            64
                                                                                  --------
                                                                                        81
                                                                                  --------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.2%)
    8,300   Manpower, Inc.                                                             297
   10,400   Robert Half International, Inc.                                            296
    5,700   Towers Watson & Co. "A"(a)                                                 341
                                                                                  --------
                                                                                       934
                                                                                  --------
            INDUSTRIAL CONGLOMERATES (0.5%)
   67,000   General Electric Co.(a)                                                  1,200
    4,000   Keppel Corp. Ltd.                                                           29
    3,047   Siemens AG(a)                                                              292
   13,200   Tyco International Ltd.(a)                                                 616
      545   Wendel                                                                      36
                                                                                  --------
                                                                                     2,173
                                                                                  --------

================================================================================

26  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            INDUSTRIAL MACHINERY (0.6%)
    2,000   FANUC Ltd.(a)                                                         $    306
    6,000   Ishikawajima-Harima Heavy Industries Co. Ltd.                               14
   10,800   ITT Corp.                                                                  209
      655   Kone Oyj "B"(a)                                                             34
    3,072   Metso Corp.                                                                114
    1,300   Nabtesco Corp.                                                              24
    7,500   Pall Corp.                                                                 429
   13,900   Parker-Hannifin Corp.(a)                                                 1,060
    2,239   SKF AB "B"                                                                  47
    8,000   Timken Co.(a)                                                              310
      122   Wartsila Corp. OYJ "B"                                                       3
      768   Weir Group plc                                                              24
                                                                                  --------
                                                                                     2,574
                                                                                  --------
            MARINE (0.0%)
       13   A.P. Moller-Maersk A/S "B"                                                  81
        6   A.P. Moller-Maersk Group                                                    40
                                                                                  --------
                                                                                       121
                                                                                  --------
            MARINE PORTS & SERVICES (0.0%)
    4,000   Kamigumi Co. Ltd.                                                           35
                                                                                  --------
            RAILROADS (0.2%)
       24   Central Japan Railway Co.                                                  203
    2,700   East Japan Railway Co.                                                     172
    4,100   Union Pacific Corp.(a)                                                     434
    1,400   West Japan Railway Co.                                                      61
                                                                                  --------
                                                                                       870
                                                                                  --------
            SECURITY & ALARM SERVICES (0.0%)
    9,315   Securitas AB "B"                                                            80
                                                                                  --------
            TRADING COMPANIES & DISTRIBUTORS (0.5%)
    5,700   Itochu Corp.                                                                58
   14,000   Marubeni Corp.(a)                                                           85
    2,800   Mitsubishi Corp.(a)                                                         57
    4,600   Mitsui & Co. Ltd.(a)                                                        72
    6,300   Sumitomo Corp.(a)                                                           85
   13,100   Toyota Tsusho Corp.                                                        232
    5,900   W.W. Grainger, Inc.(a)                                                   1,104
    6,400   WESCO International, Inc.*                                                 339
                                                                                  --------
                                                                                     2,032
                                                                                  --------
            TRUCKING (0.2%)
   43,000   ComfortDelGro Corp. Ltd.                                                    47
   16,300   Landstar System, Inc.(a)                                                   781

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
   13,000   Nippon Express Co.                                                    $     51
                                                                                  --------
                                                                                       879
                                                                                  --------
            Total Industrials                                                       21,265
                                                                                  --------
            INFORMATION TECHNOLOGY (8.0%)
            -----------------------------
            APPLICATION SOFTWARE (0.4%)
    9,000   ANSYS, Inc.*(a)                                                            516
    5,600   Citrix Systems, Inc.*                                                      340
    1,256   Dassault Systemes S.A. ADR                                                 101
    8,600   Intuit, Inc.                                                               452
    1,895   Nice Systems Ltd.*                                                          64
    4,619   SAP AG(a)                                                                  244
                                                                                  --------
                                                                                     1,717
                                                                                  --------
            COMMUNICATIONS EQUIPMENT (0.9%)
   97,400   Cisco Systems, Inc.(a)                                                   1,761
    5,400   EchoStar Corp. "A"*(a)                                                     113
    3,400   F5 Networks, Inc.*                                                         361
    2,240   LM Ericsson Telephone Co. "B" ADR                                           23
   30,300   QUALCOMM, Inc.(a)                                                        1,657
                                                                                  --------
                                                                                     3,915
                                                                                  --------
            COMPUTER HARDWARE (1.6%)
   13,000   Apple, Inc.*(a)                                                          5,265
   59,000   Dell, Inc.*(a)                                                             863
   30,900   Hewlett-Packard Co.(a)                                                     796
    3,000   Toshiba Corp.                                                               13
                                                                                  --------
                                                                                     6,937
                                                                                  --------
            COMPUTER STORAGE & PERIPHERALS (0.3%)
   18,700   EMC Corp.*(a)                                                              403
    4,000   Lexmark International, Inc. "A"(a)                                         132
    4,700   SanDisk Corp.*(a)                                                          231
   18,600   Western Digital Corp.*(a)                                                  576
                                                                                  --------
                                                                                     1,342
                                                                                  --------
            DATA PROCESSING & OUTSOURCED SERVICES (1.0%)
    5,100   Automatic Data Processing, Inc.(a)                                         276
   21,400   Computer Sciences Corp.                                                    507
   13,400   Fiserv, Inc.*(a)                                                           787
   11,900   Global Payments, Inc.(a)                                                   564
    9,800   Lender Processing Services, Inc.                                           148
    1,400   MasterCard, Inc. "A"(a)                                                    522
   40,000   Total System Services, Inc.(a)                                             782
   10,400   Visa, Inc. "A"(a)                                                        1,056
                                                                                  --------
                                                                                     4,642
                                                                                  --------

================================================================================

28  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            ELECTRONIC COMPONENTS (0.1%)
    2,300   Hamamatsu Photonics K.K.                                              $     81
   23,400   Vishay Intertechnology, Inc.*                                              210
                                                                                  --------
                                                                                       291
                                                                                  --------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
   54,000   Hitachi Ltd.(a)                                                            284
                                                                                  --------
            ELECTRONIC MANUFACTURING SERVICES (0.0%)
   70,000   Foxconn International Holdings Ltd. *                                       45
    7,900   Jabil Circuit, Inc.                                                        155
                                                                                  --------
                                                                                       200
                                                                                  --------
            HOME ENTERTAINMENT SOFTWARE (0.2%)
   71,100   Activision Blizzard, Inc.(a)                                               876
                                                                                  --------
            INTERNET SOFTWARE & SERVICES (0.7%)
   18,500   eBay, Inc.*(a)                                                             561
    3,000   Google, Inc. "A"*(a)                                                     1,938
    6,300   Gree, Inc.                                                                 217
   15,200   Monster Worldwide, Inc.*                                                   120
   19,200   Yahoo!, Inc.*                                                              310
                                                                                  --------
                                                                                     3,146
                                                                                  --------
            IT CONSULTING & OTHER SERVICES (1.0%)
    2,700   Cognizant Technology Solutions Corp. "A"*                                  174
   21,800   International Business Machines Corp.(a)                                 4,009
      100   Itochu Techno-Solutions Corp.                                                4
    2,400   Otsuka Corp.                                                               165
   14,000   SAIC, Inc.*                                                                172
                                                                                  --------
                                                                                     4,524
                                                                                  --------
            OFFICE ELECTRONICS (0.1%)
    1,800   Canon, Inc.(a)                                                              80
   42,100   Xerox Corp.                                                                335
                                                                                  --------
                                                                                       415
                                                                                  --------
            SEMICONDUCTOR EQUIPMENT (0.1%)
   25,200   Applied Materials, Inc.(a)                                                 270
    6,800   ASM Pacific Technology Ltd.(a)                                              76
   20,900   MEMC Electronic Materials, Inc.*                                            83
                                                                                  --------
                                                                                       429
                                                                                  --------
            SEMICONDUCTORS (0.7%)
    4,600   Broadcom Corp. "A"*                                                        135
   86,900   Intel Corp.(a)                                                           2,107
   70,800   Micron Technology, Inc.*                                                   445

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
   26,600   NVIDIA Corp.*                                                         $    369
                                                                                  --------
                                                                                     3,056
                                                                                  --------
            SYSTEMS SOFTWARE (0.7%)
   73,500   Microsoft Corp.(a)                                                       1,908
   37,700   Oracle Corp.(a)                                                            967
                                                                                  --------
                                                                                     2,875
                                                                                  --------
            TECHNOLOGY DISTRIBUTORS (0.1%)
    3,900   Arrow Electronics, Inc.*                                                   146
   12,400   Avnet, Inc.*                                                               385
                                                                                  --------
                                                                                       531
                                                                                  --------
            Total Information Technology                                            35,180
                                                                                  --------
            MATERIALS (2.0%)
            ----------------
            ALUMINUM (0.1%)
   40,300   Alcoa, Inc.                                                                349
                                                                                  --------
            COMMODITY CHEMICALS (0.1%)
      904   Arkema, Inc.                                                                64
   19,000   Asahi Kasei Corp.(a)                                                       114
    7,300   Kuraray Co.                                                                104
    5,000   Toray Industries, Inc.                                                      36
                                                                                  --------
                                                                                       318
                                                                                  --------
            DIVERSIFIED CHEMICALS (0.3%)
    5,761   BASF SE(a)                                                                 402
    7,000   Dow Chemical Co.                                                           201
    8,400   Eastman Chemical Co.(a)                                                    328
   14,900   Huntsman Corp.                                                             149
    1,166   Lanxess AG                                                                  61
   31,000   UBE Industries, Ltd.                                                        85
                                                                                  --------
                                                                                     1,226
                                                                                  --------
            DIVERSIFIED METALS & MINING (0.5%)
    2,121   Anglo American Capital plc(a)                                               78
   11,238   BHP Billiton Ltd.(a)                                                       396
   12,574   BHP Billiton plc(a)                                                        367
      643   Boliden AB                                                                   9
   16,900   Freeport-McMoRan Copper & Gold, Inc.(a)                                    622
    6,700   Iluka Resources Ltd.                                                       106
    4,007   Oxiana Ltd.                                                                 41
    2,401   Rio Tinto Ltd.(a)                                                          148
    6,549   Rio Tinto plc(a)                                                           318
                                                                                  --------
                                                                                     2,085
                                                                                  --------

================================================================================

30  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.5%)
    4,500   CF Industries Holdings, Inc.(a)                                       $    653
   16,018   Incitec Pivot Ltd.                                                          51
    5,936   Israel Chemicals Ltd.                                                       62
    1,372   K&S AG                                                                      62
   18,200   Monsanto Co.(a)                                                          1,275
      172   Syngenta AG*                                                                50
    2,521   Yara International ASA                                                     101
                                                                                  --------
                                                                                     2,254
                                                                                  --------
            GOLD (0.0%)
    1,900   Newmont Mining Corp.                                                       114
      305   Randgold Resources Ltd.                                                     31
                                                                                  --------
                                                                                       145
                                                                                  --------
            METAL & GLASS CONTAINERS (0.1%)
    9,800   Owens-Illinois, Inc.*                                                      190
    8,419   Rexam plc(a)                                                                46
                                                                                  --------
                                                                                       236
                                                                                  --------
            PAPER PACKAGING (0.1%)
   21,482   Amcor Ltd.                                                                 158
   17,700   Sealed Air Corp.                                                           305
                                                                                  --------
                                                                                       463
                                                                                  --------
            PAPER PRODUCTS (0.2%)
    7,100   Domtar Corp.(a)                                                            568
      325   Holmen AB                                                                    9
   12,800   International Paper Co.(a)                                                 379
                                                                                  --------
                                                                                       956
                                                                                  --------
            PRECIOUS METALS & MINERALS (0.0%)
    4,747   Fresnillo plc(a)                                                           112
                                                                                  --------
            SPECIALTY CHEMICALS (0.1%)
   11,500   LyondellBasell Industries N.V. "A"(a)                                      373
    8,400   W.R. Grace & Co.*                                                          386
                                                                                  --------
                                                                                       759
                                                                                  --------
            STEEL (0.0%)
    3,021   Voestalpine AG(a),(b)                                                       85
                                                                                  --------
            Total Materials                                                          8,988
                                                                                  --------
            TELECOMMUNICATION SERVICES (1.6%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
   66,100   AT&T, Inc.(a)                                                            1,999
   73,100   BT Group plc                                                               217

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
    8,400   CenturyLink, Inc.                                                     $    313
    9,123   France Telecom S.A.(a)                                                     143
    7,376   Koninklijke (Royal) KPN N.V.(a)                                             88
    2,900   Nippon Telegraph & Telephone Corp.(a)                                      148
   98,693   Telecom Italia S.p.A.(a)                                                   106
   16,791   Telstra Corp. Ltd.                                                          57
   42,400   Verizon Communications, Inc.(a)                                          1,701
   12,399   Vivendi S.A.(a)                                                            272
                                                                                  --------
                                                                                     5,044
                                                                                  --------
            WIRELESS TELECOMMUNICATION SERVICES (0.5%)
       20   KDDI Corp.                                                                 128
      260   Millicom International Cellular S.A.                                        26
      266   Mobistar S.A.                                                               14
    7,000   NII Holdings, Inc. "B"*                                                    149
    7,300   SoftBank Corp.(a)                                                          215
   53,700   Sprint Nextel Corp.*                                                       126
   36,800   Telephone & Data Systems, Inc.(a)                                          953
  146,144   Vodafone Group plc(a)                                                      406
                                                                                  --------
                                                                                     2,017
                                                                                  --------
            Total Telecommunication Services                                         7,061
                                                                                  --------
            UTILITIES (1.7%)
            ----------------
            ELECTRIC UTILITIES (0.8%)
   12,000   Cheung Kong Infrastructure Holdings, Ltd.                                   70
   71,200   Duke Energy Corp.(a)                                                     1,566
    9,392   E.ON AG(a)                                                                 202
   10,018   EDP-Energias de Portugal                                                    31
    1,116   Electricite de France (EDF)                                                 27
   69,846   Enel S.p.A.(a)                                                             284
   18,000   Exelon Corp.(a)                                                            781
   13,114   Iberdrola S.A.(a)                                                           82
    6,200   Pepco Holdings, Inc.                                                       126
    2,079   Red Electrica de Espana                                                     89
    4,877   Scottish & Southern Energy plc                                              98
   58,933   SP AusNet                                                                   57
                                                                                  --------
                                                                                     3,413
                                                                                  --------
            GAS UTILITIES (0.1%)
    4,626   Enagas S.A.                                                                 86
    2,863   Gas Natural SDG S.A.                                                        49
   53,000   Hong Kong and China Gas Co., Ltd.                                          123
                                                                                  --------
                                                                                       258
                                                                                  --------

================================================================================

32  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
    6,172   EDP Renovaveis S.A.*                                                  $     38
    6,900   Genon Energy, Inc.*                                                         18
    2,261   International Power plc                                                     12
   27,500   NRG Energy, Inc.*                                                          498
                                                                                  --------
                                                                                       566
                                                                                  --------
            MULTI-UTILITIES (0.5%)
   55,400   Ameren Corp.(a)                                                          1,835
    4,700   Consolidated Edison, Inc.                                                  292
    3,002   Gaz de France S.A.(a)                                                       82
    3,599   RWE AG(a)                                                                  126
                                                                                  --------
                                                                                     2,335
                                                                                  --------
            WATER UTILITIES (0.2%)
   25,700   American Water Works Co., Inc.(a)                                          819
                                                                                  --------
            Total Utilities                                                          7,391
                                                                                  --------
            Total Common Stocks (cost: $198,036)                                   208,396
                                                                                  --------
            PREFERRED SECURITIES (0.1%)

            CONSUMER DISCRETIONARY (0.1%)
            -----------------------------
            AUTOMOBILE MANUFACTURERS (0.1%)
    2,204   Porsche AG                                                                 118
    1,029   Volkswagen AG(a)                                                           154
                                                                                  --------
            Total Consumer Discretionary                                               272
                                                                                  --------
            FINANCIALS (0.0%)
            -----------------
            DIVERSIFIED BANKS (0.0%)
      200   US Bancorp, 7.19%, perpetual                                               146
                                                                                  --------
            INDUSTRIALS (0.0%)
            ------------------
            BUILDING PRODUCTS (0.0%)
      144   Orchard Supply Hardware Stores Corp.*(b)                                     1
                                                                                  --------
            Total Preferred Securities (cost: $360)                                    419
                                                                                  --------
            EQUITY EXCHANGE-TRADED FUNDS (44.1%)

            DOMESTIC EXCHANGE-TRADED FUNDS (6.9%)
            -------------------------------------
   36,619   Energy Select Sector SPDR Fund                                           2,532
   82,206   SPDR S&P 500 ETF Trust(a)                                               10,317
   54,800   Vanguard Dividend Appreciation ETF(a)                                    2,994
   97,177   Vanguard Energy ETF(a)                                                   9,796
   78,851   Vanguard Information Technology ETF                                      4,839
                                                                                  --------
            Total Domestic Exchange-Traded Funds                                    30,478
                                                                                  --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            FOREIGN EXCHANGE-TRADED FUNDS (37.2%)
            -------------------------------------
1,101,827   iShares MSCI EAFE Index Fund(a)                                       $ 54,574
1,275,864   iShares MSCI Germany Index Fund(a)                                      24,522
2,234,178   Vanguard MSCI Emerging Markets ETF(a)                                   85,368
                                                                                  --------
            Total Foreign Exchange-Traded Funds                                    164,464
                                                                                  --------
            Total Equity Exchange-Traded Funds (cost: $216,172)                    194,942
                                                                                  --------
            Total Equity Securities (cost: $414,568)                               403,757
                                                                                  --------

------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                   COUPON
(000)                                                     RATE      MATURITY
------------------------------------------------------------------------------------------
            BONDS (6.1%)

            CORPORATE OBLIGATIONS (2.3%)

            FINANCIALS (1.6%)
            -----------------
            INVESTMENT BANKING & BROKERAGE (0.2%)
   $1,500   Goldman Sachs Capital II                      5.79%     6/01/2043          930
                                                                                  --------
            LIFE & HEALTH INSURANCE (0.2%)
    1,000   StanCorp Financial Group, Inc.(a)             6.90      6/01/2067          903
                                                                                  --------
            MULTI-LINE INSURANCE (0.6%)
    2,000   Genworth Financial, Inc.(a)                   6.15     11/15/2066        1,090
      500   Glen Meadow(a),(d)                            6.51      2/12/2067          356
    1,000   Nationwide Mutual Insurance Co.(a),(d)        5.81     12/15/2024          908
                                                                                  --------
                                                                                     2,354
                                                                                  --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
    1,000   ILFC E-Capital Trust II(a),(d)                6.25     12/21/2065          680
    1,000   ING Capital Funding Trust III(a)              4.18(e)           -(f)       790
                                                                                  --------
                                                                                     1,470
                                                                                  --------
            REGIONAL BANKS (0.1%)
      500   Webster Capital Trust IV(a)                   7.65      6/15/2037          492
                                                                                  --------
            REITs - RETAIL (0.2%)
    1,000   New Plan Excel Realty Trust, Inc.(a)          5.13      9/15/2012          978
                                                                                  --------
            Total Financials                                                         7,127
                                                                                  --------
            INDUSTRIALS (0.4%)
            ------------------
            AEROSPACE & DEFENSE (0.2%)
    1,000   Textron Financial Corp.(a),(d)                6.00      2/15/2067          735
                                                                                  --------

================================================================================

34  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
PRINCIPAL                                                                           MARKET
AMOUNT                                                   COUPON                      VALUE
(000)                                                     RATE      MATURITY         (000)
------------------------------------------------------------------------------------------
            AIRLINES (0.2%)
   $1,071   US Airways Group, Inc.
              Pass-Through Trust (INS)                    7.08%     3/20/2021     $  1,007
                                                                                  --------
            Total Industrials                                                        1,742
                                                                                  --------
            UTILITIES (0.3%)
            ----------------
            ELECTRIC UTILITIES (0.3%)
    1,906   Texas Competitive Electric
              Holdings Co., LLC(g)                        4.78     10/10/2017        1,211
                                                                                  --------
            Total Corporate Obligations (cost: $8,760)                              10,080
                                                                                  --------
            EURODOLLAR AND YANKEE OBLIGATIONS (0.2%)

            FINANCIALS (0.2%)
            -----------------
            DIVERSIFIED BANKS (0.1%)
    1,000   BayernLB Capital Trust l                      6.20      3/29/2049          330
      200   LBG Capital No.1 plc(a)                       8.00              -(f)       147
                                                                                  --------
                                                                                       477
                                                                                  --------
            MULTI-LINE INSURANCE (0.1%)
      600   Oil Insurance Ltd.(a),(d)                     3.56(e)           -(f)       578
                                                                                  --------
            Total Financials                                                         1,055
                                                                                  --------
            Total Eurodollar and Yankee Obligations
              (cost: $934)                                                           1,055
                                                                                  --------
            COMMERCIAL MORTGAGE SECURITIES (2.2%)

            FINANCIALS (2.2%)
            -----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (2.2%)
    1,000   Banc of America Commercial Mortgage, Inc.     5.77      5/10/2045          793
    1,000   Bear Stearns Commercial Mortgage
              Securities, Inc.                            4.99      9/11/2042          933
    1,000   Citigroup Commercial Mortgage Trust           5.73      3/15/2049          793
    1,000   Commercial Mortgage Pass-Through
              Certificates                                5.21      6/10/2044          932
    1,000   GE Capital Commercial Mortgage Corp.          5.33      3/10/2044          849
    1,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                            5.04     10/15/2042          889
    1,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                            5.48      5/15/2045          831
    1,000   Merrill Lynch Mortgage Trust                  5.14      7/12/2038          947
    1,000   Merrill Lynch Mortgage Trust                  5.67      5/12/2039          854
    1,000   Wachovia Bank Commercial Mortgage Trust(d)    4.94     11/15/2034          980
    1,000   Wachovia Bank Commercial Mortgage Trust       5.36     12/15/2044          746
                                                                                  --------
            Total Financials                                                         9,547
                                                                                  --------
            Total Commercial Mortgage Securities
              (cost: $9,795)                                                         9,547
                                                                                  --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                 (000)
------------------------------------------------------------------------------------------
            EXCHANGE-TRADED FUNDS (1.4%)

            DOMESTIC EXCHANGE-TRADED FUNDS (1.4%)
            -------------------------------------
   50,499   iShares Barclays 20+ Year Treasury Bond Fund (cost: $5,919)           $  6,123
                                                                                  --------
            Total Bonds (cost: $25,408)                                             26,805
                                                                                  --------
            MONEY MARKET INSTRUMENTS (1.9%)

            MONEY MARKET FUNDS (1.9%)
8,619,900   State Street Institutional Liquid Reserve Fund, 0.15%(h),(i)
              (cost: $8,620)                                                         8,620
                                                                                  --------

            TOTAL INVESTMENTS (COST: $448,596)                                    $439,182
                                                                                  ========

------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
------------------------------------------------------------------------------------------
            PURCHASED OPTIONS (1.0%)
    4,000   Put - iShares MSCI EAFE Index expiring February 18, 2012 at 45             300
      900   Put - iShares MSCI EAFE Index expiring February 18, 2012 at 48             128
    3,400   Put - iShares MSCI EAFE Index expiring January 21, 2012 at 46              126
    5,000   Put - iShares MSCI EAFE Index expiring January 21, 2012 at 47              252
    8,900   Put - iShares MSCI EAFE Index expiring January 21, 2012 at 48              641
    5,000   Put - iShares MSCI Emerging Markets Index expiring February 18,
              2012 at 36                                                               545
    1,800   Put - iShares MSCI Emerging Markets Index expiring February 18,
              2012 at 38                                                               326
   15,700   Put - iShares MSCI Emerging Markets Index expiring January 21,
              2012 at 36                                                               667
    1,010   Put - S&P 500 Index expiring January 21, 2012 at 1190                      687
      660   Put - S&P 500 Index expiring January 21, 2012 at 1200                      541
                                                                                   -------

            TOTAL PURCHASED OPTIONS (COST: $11,907)                                $ 4,213
                                                                                   =======
            WRITTEN OPTIONS (0.4%)
  (4,000)   Call - iShares MSCI EAFE Index expiring January 21, 2012 at 50            (376)
  (3,000)   Call - iShares MSCI EAFE Index expiring January 21, 2012 at 51            (152)
  (4,000)   Call - iShares MSCI Emerging Markets Index expiring January 21,
              2012 at 40                                                              (112)
    (200)   Call - S&P 500 Index expiring January 21, 2012 at 1,250                   (555)
  (1,200)   Call - S&P 500 Index expiring January 21, 2012 at 1300                    (732)
                                                                                   -------

            TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $3,296)                      $(1,927)
                                                                                   =======

================================================================================

36  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                UNREALIZED
NUMBER                                                         CONTRACT      APPRECIATION/
OF CONTRACTS                                      EXPIRATION    VALUE       (DEPRECIATION)
LONG/(SHORT) SECURITY                                DATE       (000)                (000)
------------------------------------------------------------------------------------------
             FUTURES (0.5%)
       33    S&P 500 E-Mini Index Futures(j)      3/16/2012     $2,067            $     48
                                                                ------            --------

             TOTAL FUTURES                                      $2,067            $     48
                                                                ======            ========

------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------
                                       (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                   QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                               IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS             INPUTS        INPUTS      TOTAL
--------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $208,229            $   166            $1  $208,396
  Preferred Securities                       272                146             1       419
  Equity Exchange-Traded Funds           194,942                  -             -   194,942
Bonds:
  Corporate Obligations                        -             10,080             -    10,080
  Eurodollar and Yankee Obligations            -              1,055             -     1,055
  Commercial Mortgage Securities               -              9,547             -     9,547
  Exchange-Traded Funds                    6,123                  -             -     6,123
Money Market Instruments:
  Money Market Funds                       8,620                  -             -     8,620
Purchased Options                          4,213                  -             -     4,213
Futures*                                      48                  -             -        48
-------------------------------------------------------------------------------------------
TOTAL                                   $422,447            $20,994            $2  $443,443
-------------------------------------------------------------------------------------------

*Futures are valued at the unrealized appreciation/depreciation on the investment.

                                       (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                   QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                               IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
LIABILITIES                 FOR IDENTICAL ASSETS             INPUTS        INPUTS      TOTAL
--------------------------------------------------------------------------------------------
Written Options                          $(1,927)                $-            $-    $(1,927)
--------------------------------------------------------------------------------------------
TOTAL                                    $(1,927)                $-            $-    $(1,927)
--------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

------------------------------------------------------------------------------------------
                                                      COMMON                     PREFERRED
                                                       STOCK                    SECURITIES
------------------------------------------------------------------------------------------
Balance as of December 31, 2010                           $-                            $-
Purchases                                                  -                             -
Sales                                                      -                             -
Transfers into Level 3                                     1                             1
Transfers out of Level 3                                   -                             -
Net realized gain (loss)                                   -                             -
Change in net unrealized appreciation/depreciation         -                             -
------------------------------------------------------------------------------------------
BALANCE AS OF DECEMBER 31, 2011                           $1                            $1
------------------------------------------------------------------------------------------

For the period of January 1, 2011, through December 31, 2011, common stocks with a fair value of $17,805,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the end of the prior reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. At December 31, 2011, it was not necessary to adjust the closing prices for these securities. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

38  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2011

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 44.8% of net assets at December 31, 2011.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

   principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   REIT   Real estate investment trust

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS) Principal and interest payments are insured by MBIA Insurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o  SPECIFIC NOTES

   (a) The security, or a portion thereof, is segregated to cover the notional value of outstanding written call options at December 31, 2011.

   (b) Security was fair valued at December 31, 2011, by USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

================================================================================

40  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

   (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of this security at December 31, 2011, was zero.

   (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at December 31, 2011.

   (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (g) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2011. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (h) Rate represents the money market fund annualized seven-day yield at December 31, 2011.

   (i) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2011.

   (j) Cash with value of $352,000 is segregated as collateral for initial margin requirements on open future contracts.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2011

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $448,596)            $439,182
  Purchased options, at market value (cost of $11,907)                        4,213
  Cash                                                                          267
  Cash denominated in foreign currencies (identified cost of $28)                28
  Receivables:
     Capital shares sold                                                        113
     Dividends and interest                                                     575
     Securities sold                                                            169
     Options sold                                                                 6
  Variation margin on futures contracts                                          59
                                                                           --------
        Total assets                                                        444,612
                                                                           --------
LIABILITIES
  Payables:
     Capital shares redeemed                                                    731
     Written options, at market value (premiums received of $3,296)           1,927
  Accrued management fees                                                       227
 Other accrued expenses and payables                                             82
                                                                           --------
        Total liabilities                                                     2,967
                                                                           --------
           Net assets applicable to capital shares outstanding             $441,645
                                                                           ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                          $444,042
  Accumulated undistributed net investment income                             1,837
  Accumulated net realized gain on investments, options, and
     futures transactions                                                    11,453
  Net unrealized depreciation of investments, options, and
     futures contracts                                                      (15,690)
  Net unrealized appreciation of foreign currency translations                    3
                                                                           --------
           Net assets applicable to capital shares outstanding             $441,645
                                                                           ========
  Capital shares outstanding, unlimited number of shares
     authorized, no par value                                                46,134
                                                                           ========
  Net asset value, redemption price, and offering price per share          $   9.57
                                                                           ========

See accompanying notes to financial statements.

================================================================================

42  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $139)                       $ 10,130
   Interest                                                                   1,244
                                                                           --------
        Total income                                                         11,374
                                                                           --------
EXPENSES
   Management fees                                                            2,843
   Administration and servicing fees                                            237
   Transfer agent's fees                                                        237
   Custody and accounting fees                                                  263
   Postage                                                                        2
   Shareholder reporting fees                                                    30
   Trustees' fees                                                                14
   Professional fees                                                             86
   Other                                                                         13
                                                                           --------
        Total expenses                                                        3,725
                                                                           --------
NET INVESTMENT INCOME                                                         7,649
                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                            26,175
      Foreign currency transactions                                             (18)
      Options                                                                16,264
      Futures transactions                                                     (461)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                           (63,915)
      Foreign currency translations                                              (6)
      Options                                                                (2,783)
      Futures contracts                                                          51
                                                                           --------
         Net realized and unrealized loss                                   (24,693)
                                                                           --------
   Decrease in net assets resulting from operations                        $(17,044)
                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------

                                                                  2011         2010
-----------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                     $   7,649    $   6,219
   Net realized gain on investments                             26,175       22,938
   Net realized loss on foreign currency transactions              (18)         (80)
   Net realized gain (loss) on options                          16,264      (40,036)
   Net realized loss on futures transactions                      (461)        (507)
   Change in net unrealized appreciation/depreciation of:
      Investments                                              (63,915)      22,233
      Foreign currency translations                                 (6)          21
      Options                                                   (2,783)      (1,885)
      Futures contracts                                             51          (14)
                                                             ----------------------
      Increase (decrease) in net assets resulting
         from operations                                       (17,044)       8,889
                                                             ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        (8,000)      (4,000)
                                                             ----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                   102,575      285,414
   Reinvested dividends                                          8,000        4,000
   Cost of shares redeemed                                    (118,961)    (137,302)
                                                             ----------------------
      Increase (decrease) in net assets from
         capital share transactions                             (8,386)     152,112
                                                             ----------------------
   Net increase (decrease) in net assets                       (33,430)     157,001

NET ASSETS
   Beginning of year                                           475,075      318,074
                                                             ----------------------
   End of year                                               $ 441,645    $ 475,075
                                                             ======================
Accumulated undistributed net investment income:
   End of year                                               $   1,837    $   2,179
                                                             ======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                  10,134       28,805
   Shares issued for dividends reinvested                          841          396
   Shares redeemed                                             (11,913)     (14,113)
                                                             ----------------------
     Increase (decrease) in shares outstanding                    (938)      15,088
                                                             ======================

See accompanying notes to financial statements.

================================================================================

44  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Global Opportunities Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek an average annual return that is greater than the 1-year U.S. Treasury Bond, before fees and expenses, over a full market cycle, while seeking to limit the Fund's exposure to large negative returns. The Fund is not offered for sale directly to the general public and is available currently for investment through a USAA managed account program or other persons or legal entities that the Fund may approve from time to time.

On November 29, 2011, the Board of Trustees of the USAA Mutual Funds Trust approved the transfer of certain services and related agreements, including investment advisory, subadvisory, administrative, and other related services agreements currently provided by USAA Investment Management Company to an affiliated, newly-created and registered investment adviser, USAA Asset Management Company. The effective date of this transfer is January 1, 2012.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer, such as a single stock-based or bond-based exchange-traded fund (ETF), stock, corporate bond, or a single money market instrument. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager

================================================================================

46  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

      determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   6. Repurchase agreements are valued at cost, which approximates market value.

   7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

   8. Options are valued by a pricing service at the National Best Bid/Offer
      (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

48  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities and all bonds, valued based on methods discussed in Note 1A5, and certain common stocks equity securities traded on foreign exchanges, whose fair values at the reporting date included an adjustment to reflect changes occurring subsequent to the close of trading in the foreign markets but prior to the close of trading in comparable U.S. securities markets.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. Newly-issued common and preferred stock were received in a spin off from parent company shares held by the Fund. The fair value methods included using inputs such as price fluctuations of the parent company common stock divided by the entitlement ratio, and other relevant information related to the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

   the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during

================================================================================

50  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

   a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

   underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2011*
   (IN THOUSANDS)

<CAPTION
                                   ASSET DERIVATIVES              LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------
                              STATEMENT OF                      STATEMENT OF
                              ASSETS AND                        ASSETS AND
DERIVATIVES NOT ACCOUNTED     LIABILITIES                       LIABILITIES
FOR AS HEDGING INSTRUMENTS    LOCATION            FAIR VALUE    LOCATION         FAIR VALUE
-------------------------------------------------------------------------------------------
Equity contracts              Purchased options;   $4,261**     Written options   $(1,927)
                              Net unrealized
                              depreciation of
                              investments, options,
                              and futures contracts
-------------------------------------------------------------------------------------------

    *For open derivative instruments as of December 31, 2011, see the portfolio of investments, which is also indicative of activity for the period ended December 31, 2011.
   **Includes cumulative appreciation (depreciation) of futures contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

     THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011
     (IN THOUSANDS)

                                                                             CHANGE IN
                                                                             UNREALIZED
                                                           REALIZED          APPRECIATION
DERIVATIVES NOT ACCOUNTED    STATEMENT OF                  GAIN (LOSS)       (DEPRECIATION)
FOR AS HEDGING INSTRUMENTS   OPERATIONS LOCATION           ON DERIVATIVES    ON DERIVATIVES
-------------------------------------------------------------------------------------------
Equity contracts             Net realized gain (loss)         $15,803           $(2,732)
                             on options and futures
                             transactions/Change in
                             net unrealized appreciation/
                             depreciation of options and
                             futures contracts
-------------------------------------------------------------------------------------------

================================================================================

52  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

================================================================================

54  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended December 31, 2011, the Fund did not receive any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. Prior to September 24, 2011, the funds were assessed a proportionate share of CAPCO's operating expenses, and the maximum annual facility fee was 0.10% of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended December 31, 2011, the Fund paid CAPCO facility fees of $2,000, which represents 0.9% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended December 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses, passive foreign investment corporations gains and losses, and return of capital adjustments resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $9,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2011, and 2010, was as follows:

                                                   2011                  2010
                                                --------------------------------
Ordinary income*                                $8,000,000            $4,000,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

56  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

As of December 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $  3,297,000
Undistributed long-term capital gains                                  5,415,000
Unrealized depreciation of investments                               (11,111,000)
Unrealized appreciation on foreign currency translations                   3,000

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market of passive foreign investment companies and purchased options.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various rules governing the tax treatment of regulated investment companies. The changes made under the Act are generally effective for years beginning after the date of enactment. Under the Act net capital losses may be carried forward indefinitely, and they retain their character as short-term and or long-term capital losses. Under pre-enactment law, net capital losses could be carried forward for eight years and treated as short-term capital losses, irrespective of the character of the original capital loss. As a transition rule, the Act requires that post-enactment capital loss carryforwards be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. At December 31, 2011, the Fund utilized pre-enactment capital loss carryforwards of $28,143,000 to offset capital gains. At December 31, 2011, the Fund had no pre-enactment capital loss carryforwards remaining for the federal income tax purposes.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year, ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended December 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2011, were $669,571,000 and $669,792,000, respectively.

As of December 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $454,506,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2011, for federal income tax purposes, were $20,875,000 and $31,986,000, respectively, resulting in net unrealized depreciation of $11,111,000.

For the year ended December 31, 2011 transactions in written call and put options* were as follows:

                                                                       PREMIUMS
                                               NUMBER OF               RECEIVED
                                               CONTRACTS                (000's)
                                               --------------------------------
Outstanding at December 31, 2010                 31,647               $   5,304
Options written                                 939,672                 148,097
Options terminated in closing
  purchase transactions                        (931,674)               (147,759)
Options expired                                 (27,245)                 (2,346)
                                               --------------------------------
Outstanding at December 31, 2011                 12,400               $   3,296
                                               ================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

58  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager also is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $2,843,000.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Quantitative Management Associates LLC (QMA) and QS Investors, LLC (QS), under which each subadviser provides day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Trust's Board of Trustees and the Manager.

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the year ended December 31, 2011, the Manager incurred subadvisory fees, paid or payable to QMA, of $103,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    The Manager (not the Fund) pays QS a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that QS manages. For the year ended December 31, 2011, the Manager incurred subadvisory fees, paid or payable to QS, of $287,000.

    Effective January 31, 2011, the Manager terminated its investment subadvisory agreement with Credit Suisse Securities (USA), LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group). For the year ended December 31, 2011, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group of $50,000.

    Effective April 29, 2011, the Manager terminated its investment subadvisory agreements with Credit Suisse Asset Management, LLC (Credit Suisse) and The Boston Company Asset Management, LLC (The Boston Company). For the year ended December 31, 2011, Credit Suisse or The Boston Company did not manage any of the Fund's assets and did not receive any subadvisory fees from the Manager for the Fund.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2011, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $237,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2011, the Fund reimbursed the Manager $14,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed to limit the annual expenses of the Fund to 1.00% of its average annual net assets, excluding extraordinary expenses and before reductions of any

================================================================================

60  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

    expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. Effective May 1, 2011, the Manager terminated this agreement. For the year ended December 31, 2011, the Fund did not incur any reimbursable expenses.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2011, the Fund incurred transfer agent's fees, paid or payable to SAS, of $237,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager has evaluated the impact of this guidance noting the only impact is to the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                           -----------------------------------------------------------
                                               2011            2010            2009           2008***
                                           -----------------------------------------------------------
Net asset value at beginning of period     $  10.09        $   9.94        $   8.61        $ 10.00
                                           -------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                          .17             .13             .09            .07(a)
 Net realized and unrealized gain (loss)       (.51)            .11            1.52          (1.39)(a),(b)
                                           -------------------------------------------------------
Total from investment operations               (.34)            .24            1.61          (1.32)(a)
                                           -------------------------------------------------------
Less distributions from:
 Net investment income                         (.18)           (.09)           (.06)          (.07)
 Realized capital gains                           -               -            (.22)             -
                                           -------------------------------------------------------
Total distributions                            (.18)           (.09)           (.28)          (.07)
                                           -------------------------------------------------------
Net asset value at end of period           $   9.57        $  10.09        $   9.94        $  8.61
                                           =======================================================
Total return (%)*                             (3.40)           2.37           18.76         (13.18)(b)
Net assets at end of period (000)          $441,645        $475,075        $318,074        $73,563
Ratios to average net assets:**
 Expenses (%)(c)                                .79             .80             .94           1.00(d)
 Expenses, excluding
  reimbursements (%)(c)                         .79             .80             .94           1.12(d)
 Net investment income (%)                     1.61            1.46            1.63           1.73(d)
Portfolio turnover (%)                          144             156             107             60

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2011, average net assets were $473,655,000. *** Fund commenced operations on July 31, 2008.
(a) Calculated using average shares.
(b) For the year ended December 31, 2008, the Manager reimbursed the Fund $30,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Fund's net realized loss per share and total return was less than $0.01/0.01%.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

62  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2011, through December 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                            EXPENSES PAID
                                    BEGINNING            ENDING             DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE         JULY 1, 2011 -
                                   JULY 1, 2011     DECEMBER 31, 2011     DECEMBER 31, 2011
                                  ---------------------------------------------------------
Actual                              $1,000.00           $  933.60              $3.80

Hypothetical
 (5% return before expenses)         1,000.00            1,021.27               3.97

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of (6.64)% for the six-month period of July 1, 2011, through December 31, 2011.

================================================================================

64  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of December 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), and serves on the Board of USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee
    (3) Member of Audit Committee
    (4) Member of Pricing and Investment Committee
    (5) Member of Corporate Governance Committee
    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
    (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

68  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Senior Vice President, Compliance and Ethics, USAA (7/11-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-7/11); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

    (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

70  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   88394-0212                                (C)2012, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 20, 2011, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 14 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2011 and 2010 were $348,949 and $330,450, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2011 and 2010 were $64,378 and $63,358, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended December 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for December 31, 2011 and 2010 were $378,534 and $384,316, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:       02/27/2012
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:       02/27/2012
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:       02/27/2012
         ------------------------------
*Print the name and title of each signing officer under his or her signature.